EXHIBIT 99.1

NEWS RELEASE

Contact:	Doug Kessler	Tripp Sullivan
	President	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-3376
ASHFORD HOSPITALITY TRUST REPORTS FOURTH QUARTER RESULTS
DALLAS — (February 25, 2009) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the fourth quarter ended December 31, 2008. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 103 hotels owned and included in continuing operations as of December 31, 2008. Unless otherwise stated, all reported results compare the fourth quarter ended December 31, 2008, with the fourth quarter ended December 31, 2007. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS AND LIQUIDITY
•	Corporate unrestricted available cash at the end of the quarter was $242 million

•	Total revenue decreased 4.9% to $295.1 million from $310.4 million

•	Net income available to common shareholders was $135.1 million, or $1.35 per diluted share, compared with a net loss of $9.9 million, or $0.08 loss per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) per diluted share increased 20.0% to $0.36 per diluted share

•	AFFO per diluted share for the year was $1.31 as compared to a previous estimate of $1.29 — $1.33

•	Cash available for distribution (CAD) per diluted share increased 21.7% to $0.28 per diluted share

•	CAD per diluted share for the year was $1.02 as compared to a previous estimate of $1.00 — $1.04

•	Fixed charge ratios were 1.72x and 1.77x under the senior credit facility covenants and the Series B convertible preferred covenants, relatively unchanged from the previous quarters results of 1.72x and 1.75x, versus required minimums of 1.25x each
PORTFOLIO HIGHLIGHTS
•	Proforma RevPAR was down 7.4% for hotels not under renovation on a 2.0% decrease in ADR to $138.84 and a 388-basis point decline in occupancy

•	Proforma RevPAR was down 8.8% for all hotels on a 2.3% decrease in ADR to $138.10 and a 459-basis point decline in occupancy

•	Proforma Hotel Operating Profit for hotels not under renovation declined by 8.7%

•	Proforma Hotel Operating Profit margin for hotels not under renovation declined by 110 basis points
CAPITAL ALLOCATION
•	2008 asset sales reach $437 million on a 6.6% trailing 12-month NOI cap rate and 12.0x trailing 12-month EBITDA multiple

•	Repurchased 23.4 million common shares in the quarter for a total of $51.0 million, and repurchased 1.7 million shares of Series A and Series D preferred stock combined for a total of $9.9 million

•	Capex invested in the quarter totaled $24.6 million

•	Capex for 2009 is estimated at $37.8 million
NOTE RECEIVABLE IMPAIRMENT
At December 31, 2008 a loss reserve was established for a note receivable held by our unconsolidated joint venture in which we have a 25% interest. A loan is impaired when, based on current information and events, it

14185 Dallas Parkway, Suite 1100, Dallas, TX 75254	Phone: (972) 490-9600

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AHT Announces Fourth Quarter Results

February 25, 2009
is probable that we will be unable to collect all amounts recorded as assets on the balance sheet according to the contractual of the loan agreement. Our assessment of impairment was based on considerable judgment and estimates. Based on our assessment a reserve was established for $5.5 million, the full amount of the loan.
CAPITAL STRUCTURE
On February 20, 2009, the Company closed on refinancing of the Gateway Marriott hotel in Washington D.C. for an amount of $60.8 million. The three year loan bears interest at a rate of 400 over LIBOR and has two one year extension options. The loan was used to retire a $47.0 million loan that was secured by the same asset.
At December 31, 2008, the Company’s net debt to total gross assets (defined by the corporate credit facility) was 57%. As of December 31, 2008, the Company had $2.8 billion of debt with a blended average interest rate of 3.35%. Including its $1.8 billion interest rate swap, 95% of the Company’s debt is variable-rate debt. The Company’s weighted average debt maturity including extension options is 6.0 years.
PORTFOLIO REVPAR
As of December 31, 2008, the Company had a portfolio of direct hotel investments consisting of 103 properties classified in continuing operations. During the fourth quarter, 96 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 103 hotels) and proforma not-under-renovation basis (96 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 103 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR decreased 7.4% for hotels not under renovation on a 2.0% decrease in ADR to $138.84 and a 388-basis point decline in occupancy

•	Proforma RevPAR decreased 8.8% for all hotels on a 2.3% decrease in ADR to $138.10 and a 459-basis point decline in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 96 hotels as of December 31, 2008 that were not under renovation, Proforma Hotel EBITDA decreased 8.7% to $74.2 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) declined 110 basis points to 26.8%. For all 103 hotels included in continuing operations as of December 31, 2008, Proforma Hotel EBITDA decreased 13.0% to $75.1 million and Hotel EBITDA margin decreased 185 basis points to 25.7%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 103 hotels included in continuing operations are provided in the tables attached to this release.
Monty J. Bennett, Chief Executive Officer, commented, “Our strong year-over-year growth in AFFO and CAD per share confirm our investment, asset management and capital markets strategies are offsetting some of the significant headwinds our industry faces. The diversity of our high quality branded portfolio across price segment and region provides some cushion against localized economic downturn and new supply. Our asset management efforts have mitigated the decline in operating margin. The capital market strategies to improve financial covenants, reduce interest expense and extend loan maturities enhance our sustainability. Going forward, we will remain proactive addressing weakening lodging industry fundamentals. Visibility will remain challenging in 2009, but we have a solid liquidity position and will continue to aggressively manage all areas of our business.”

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AHT Announces Fourth Quarter Results

February 25, 2009
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, February 26, 2009, at 1:00 p.m. ET. The number to call for this interactive teleconference is (303) 262-2175. A replay of the conference call will be available through March 5, 2009, by dialing (303) 590-3000 and entering the confirmation number, 11124956#.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2008 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, February 26, 2009, beginning at 1:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year. A direct link to the live broadcast can be found at: http://www.videonewswire.com/event.asp?id=54809.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, Hotel Operating Profit, nor CAD represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales or properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

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AHT Announces Fourth Quarter Results

February 25, 2009
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	December 31,
	2008	2007
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,568,215	$3,885,737
Cash and cash equivalents	241,597	92,271
Restricted cash	69,806	52,872
Accounts receivable, net	41,110	51,314
Inventories	3,341	4,100
Assets held for sale	—	75,739
Notes receivable	212,815	94,225
Investment in unconsolidated joint venture	19,122	—
Deferred costs, net	24,211	25,714
Prepaid expenses	12,903	20,223
Interest rate derivatives	88,603	21
Other assets	6,766	6,006
Intangible assets, net	3,077	13,889
Due from third-party hotel managers	48,116	58,300

Total assets	$4,339,682	$4,380,411

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Indebtedness — continuing operations	$2,790,364	$2,639,546
Indebtedness — discontinued operations	—	61,229
Capital leases payable	207	498
Accounts payable and accrued expenses	93,476	124,696
Dividends payable	6,285	35,031
Unfavorable management contract liabilities	20,950	23,396
Due to related parties	2,378	2,732
Due to third-party hotel managers	3,855	4,699
Other liabilities	8,124	8,514

Total liabilities	2,925,639	2,900,341

Minority interests in consolidated joint ventures	19,355	19,036
Minority interests in operating partnership	107,469	101,031
Series B Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000

Stockholders’ Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock
2,185,500 and 2,300,000 shares issued and outstanding at
December 31, 2008 and 2007	22	23
Series D Cumulative Preferred Stock,
6,394,347 and 8,000,000 shares issued and outstanding at
December 31, 2008 and 2007	64	80
Common stock, $0.01 par value, 200,000,000 shares authorized,
122,748,859 shares issued and 86,555,149 shares outstanding
at December 31, 2008 and 122,765,691 shares issued and 120,376,055
shares outstanding at December 31, 2007	1,227	1,228
Additional paid-in capital	1,450,146	1,455,917
Accumulated other comprehensive loss	(860)	(115)
Accumulated deficit	(124,782)	(153,664)
Treasury stock, at cost (36,193,710 shares and 2,389,636 shares at
December 31, 2008 and 2007)	(113,598)	(18,466)

Total shareholders’ equity	1,212,219	1,285,003

Total liabilities and shareholders’ equity	$4,339,682	$4,380,411

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
		(Unaudited)
REVENUE
Rooms	$208,347	$222,655	$850,611	$740,237
Food and beverage	62,427	69,958	237,579	208,289
Rental income from operating leases	1,979	1,915	6,218	4,548
Other	13,461	13,109	52,385	42,388

Total hotel revenue	286,214	307,637	1,146,793	995,462
Interest income from notes receivable	8,777	2,411	24,050	11,005
Asset management fees and other	60	338	2,013	1,334

Total Revenue	295,051	310,386	1,172,856	1,007,801

EXPENSES
Hotel operating expenses
Rooms	48,025	50,898	188,556	165,129
Food and beverage	44,080	47,616	168,317	147,091
Other direct	7,497	7,651	28,714	23,874
Indirect	84,169	85,441	322,574	276,385
Management fees	11,701	12,670	45,426	38,955

Total hotel expenses	195,472	204,276	753,587	651,434
Property taxes, insurance, and other	16,733	16,298	62,509	52,409
Depreciation and amortization	41,325	40,981	167,730	138,154
Corporate general and administrative:
Stock-based compensation	1,646	1,556	6,834	6,225
Other general and administrative	2,152	5,593	21,868	20,728

Total Operating Expenses	257,328	268,704	1,012,528	868,950

OPERATING INCOME	37,723	41,682	160,328	138,851
Equity loss in unconsolidated joint venture	(4,509)	—	(2,205)	—
Interest income	468	928	2,062	3,178
Other income	3,910	—	10,153	—
Interest expense	(37,857)	(38,691)	(149,859)	(129,744)
Amortization of loan costs	(1,757)	(1,869)	(6,524)	(6,097)
Write-off of loan costs and exit fees	—	(143)	(1,226)	(3,850)
Unrealized gains/(losses) on derivatives	118,481	(67)	79,620	(211)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTERESTS	116,459	1,840	92,349	2,127
Income tax benefit/(expense)	183	(3,073)	(967)	(3,835)
Minority interests in losses/(earnings) of consolidated joint ventures	1,463	(1,660)	(1,444)	(323)
Minority interests in (earnings)/loss of operating partnership	(11,919)	61	(9,932)	(876)

INCOME/(LOSS) FROM CONTINUING OPERATIONS	106,186	(2,832)	80,006	(2,907)
Income/(loss) from discontinued operations, net	34,528	(91)	49,188	33,067

NET INCOME/(LOSS)	140,714	(2,923)	129,194	30,160
Preferred dividends	(5,588)	(7,018)	(26,642)	(23,990)

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$135,126	$(9,941)	$102,552	$6,170

INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS PER SHARE:
Basic —
Income/(loss) from continuing operations	$1.09	$(0.08)	$0.48	$(0.25)
Income/(loss) from discontinued operations	0.38	(0.00)	0.44	0.31

Net income/(loss)	$1.47	$(0.08)	$0.92	$0.06

Diluted —
Income/(loss) from continuing operations	$1.01	$(0.08)	$0.48	$(0.25)
Income/(loss) from discontinued operations	0.34	(0.00)	0.44	0.31

Net income/(loss)	$1.35	$(0.08)	$0.92	$0.06

Weighted Average Common Shares Outstanding:
Basic	91,905	120,871	111,295	105,787

Diluted	112,802	120,871	111,306	105,787

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA
(in thousands, except per share amounts and ratios)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
		(Unaudited)

Net income/(loss)	$140,714	$(2,923)	$129,194	$30,160
Interest income	(456)	(814)	(2,020)	(3,064)
Interest expense and amortization of loan costs	38,885	44,483	157,274	154,338
Depreciation and amortization	40,545	48,516	172,262	166,161
Minority interest in earnings/(losses) of operating partnership	15,771	(69)	15,033	3,957
Income tax (benefit)/expense	(267)	514	1,093	5,599

EBITDA	235,192	89,707	472,836	357,151
Amortization of unfavorable management contract liabilities	(753)	(753)	(2,446)	(2,254)
Impairment charge in unconsolidated joint venture	5,461	—	5,461	—
Non-recurring severance payments	582	—	582	—
(Gains)/losses on sale of properties	(40,199)	166	(48,514)	(35,071)
Write-off of loan costs, premiums and exit fees (1)	789	2,697	798	8,664
Unrealized (gains)/losses on derivatives	(118,481)	67	(79,620)	211

Adjusted EBITDA	$82,591	$91,884	$349,097	$328,701

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
	(Unaudited)

Net income/(loss)	$140,714	$(2,923)	$129,194	$30,160
Preferred dividends	(5,588)	(7,018)	(26,642)	(23,990)

Net income/(loss) available to common shareholders	135,126	(9,941)	102,552	6,170
Depreciation and amortization on real estate	40,441	48,391	171,791	165,757
Gains on sales of hotel properties, net of related income taxes	(40,199)	166	(48,514)	(28,204)
Minority interest in earnings/(loss) of operating partnership	15,771	(69)	15,033	3,957

FFO available to common shareholders	151,139	38,547	240,862	147,680
Impairment charge in unconsolidated joint venture	5,461	—	5,461	—
Non-recurring severance payments	582	—	582	—
Dividends on convertible preferred stock	1,043	1,564	5,735	6,256
Non-cash dividends on Series C preferred stock	—	—	—	845
Write-off of loan costs, premiums and exit fees (1)	789	2,697	798	8,664
Unrealized (gains)/losses on derivatives	(118,481)	67	(79,620)	211

Adjusted FFO	$40,533	$42,875	$173,818	$163,656

Adjusted FFO per diluted share available to common shareholders	$0.36	$0.30	$1.31	$1.29

Weighted average diluted shares	112,802	141,721	132,677	127,195

(1)	For the year ended December 31, 2008, the amount includes a write-off of debt premium of $2,086,000 at the sale of a hotel property.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CASH AVAILABLE FOR DISTRIBUTION (“CAD”)
(in thousands, except per share amounts)

	Three Months		Three Months		Year		Year
	Ended	Per	Ended	Per	Ended	Per	Ended	Per
	December 31,	Diluted	December 31,	Diluted	December 31,	Diluted	December 31,	Diluted
	2008	Share	2007	Share	2008	Share	2007	Share
Net income/(loss) available to common shareholders	$135,126	$1.20	$(9,941)	$(0.07)	$102,552	$0.77	$6,170	$0.05
Dividends on convertible preferred stock	1,043	0.01	1,564	0.01	5,735	0.05	6,256	0.05

Total	136,169	1.21	(8,377)	(0.06)	108,287	0.82	12,426	0.10
Depreciation and amortization on real estate	40,441	0.36	48,391	0.34	171,791	1.30	165,757	1.30
Non-cash dividends on Series C preferred stock	—	—	—	—	—	—	845	0.01
Minority interest in earnings/(loss) of operating partnership	15,771	0.14	(69)	(0.00)	15,033	0.11	3,957	0.03
Stock-based compensation	1,646	0.02	1,556	0.01	6,834	0.05	6,225	0.05
Amortization of loan costs	1,686	0.01	2,335	0.02	6,610	0.05	7,781	0.06
Write-off of loan costs, premiums and exit fees (1)	789	0.01	2,697	0.02	798	0.01	8,664	0.07
Amortization of unfavorable management contract liabilities	(753)	(0.01)	(753)	(0.01)	(2,446)	(0.02)	(2,254)	(0.02)
Gains on sales of properties, net of related income taxes	(40,199)	(0.36)	166	0.00	(48,514)	(0.36)	(28,204)	(0.22)
Impairment charge in unconsolidated joint venture	5,461	0.05	—	—	5,461	0.04	—	—
Unrealized (gains)/losses on derivatives	(118,481)	(1.05)	67	0.00	(79,620)	(0.60)	211	0.00
Non-recurring severance payments	582	0.01	—	—	582	0.00	—	—
Capital improvements reserve	(12,047)	(0.11)	(13,389)	(0.09)	(50,108)	(0.38)	(47,309)	(0.37)

CAD	$31,065	0.28	$32,624	$0.23	$134,708	1.02	$128,099	$1.01

(1)	For the year ended December 31, 2008, the amount includes a write-off of debt premium of $2,086,000 at the sale of a hotel property.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
DECEMBER 31, 2008
(dollars in thousands)

	Fixed-Rate	Floating-Rate	Total
	Debt	Debt	Debt

Mortgage loan secured by 25 hotel properties, matures between July 1, 2015 and February 1, 2016, at an average interest rate of 5.42%	$455,115	$—	$455,115
Mortgage loan secured by 16 hotel properties, matures between December 11, 2014 and December 11, 2015, at an average average interest rate of 5.73%	211,475	—	211,475
Secured credit facility, matures April 9, 2010, at an interest rate of LIBOR plus a range of 2.75% to 3.5% depending on the loan-to-value ratio, with two one-year extension options	—	250,000	250,000
Mortgage loan secured by one hotel property, matures December 1, 2017, with an interest rate of 7.39% at December 31, 2008	47,412	—	47,412
Mortgage loan secured by one hotel property, matures December 8, 2016, at an interest rate of 5.81%	101,000	—	101,000
Mortgage loan secured by five hotel properties, matures December 11, 2009, at an interest rate of LIBOR plus 1.72%, with two one-year extension options	—	203,400	203,400
Mortgage loan secured by 28 hotel properties, matures April 11, 2017, at an average blended interest rate of 5.95%	928,465	—	928,465
Mortgage loan secured by 10 hotel properties, matures May 9, 2009, at an interest rate of LIBOR plus 1.65%, with three one-year extension options	—	167,202	167,202
Mortgage loan secured by one hotel property, matures January 1, 2011, at an interest rate of 8.32%	5,071	—	5,071
Mortgage loan secured by one hotel property, matures January 1, 2023, at an interest rate of 7.78%	5,620	—	5,620
TIF loan secured by one hotel property, matures June 30, 2018, at an interest rate of 12.85%	6,927	—	6,927
Mortgage loan secured by one hotel property, matures April 1, 2009, at an interest rate of 5.6%	29,396	—	29,396
Mortgage loan secured by three hotel property, matures April 5, 2011, at an interest rate of 5.47%	66,420	—	66,420
Mortgage loan secured by four hotel property, matures March 1, 2010, at an interest rate of 5.95%	75,000	—	75,000
Mortgage loan secured by one hotel property, matures June 1, 2011, at an interest rate of LIBOR plus 2%	—	19,740	19,740
Mortgage loan secured by two hotel properties, matures August 8, 2011, at an interest rate of LIBOR plus 2.75%, with two one-year extension options	—	119,250	119,250
Mortgage loan secured by one hotel properties, matures September 9, 2010, at an interest rate of LIBOR plus 3.75%, with two one-year extension options	—	55,000	55,000

Total Debt Excluding Premium	1,931,901	814,592	2,746,493
Mark-to-Market Premium	1,378	—	1,378
Plus Debt Attributable to joint venture partners	2,743	39,750	42,493

Total Debt Including Premium and debt attributable to joint venture partners	$1,936,022	$854,342	$2,790,364

Percentage	69.4%	30.6%	100.0%

Weighted average interest rate at December 31, 2008	5.85%	2.85%	4.93%

Total with the effect of interest rate swap	$136,022	$2,654,342	$2,790,364

Percentage with the effect of interest rate swap	4.9%	95.1%	100.0%

Weighted average interest rate with the effect of interest rate swap	3.57%	2.85%	3.35%

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT BY MATURITY ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE TESTS ARE EXERCISED
DECEMBER 31, 2008
(in thousands)

	2009	2010		2011		2012	2013	Thereafter	Total

Mortgage loan secured by Dearborn Hyatt Regency	$29,396	$—		$—		$—	$—	$—	$29,396
Mortgage loan secured by Rye Town Hilton	—	75,000		—		—	—	—	75,000
Mortgage loan secured by Manchester Courtyard	—	—		5,071		—	—	—	5,071
Mortgage loan secured by Auburn Hills Hilton Suites, Costa Mesa Hilton and Portland Embassy Suites	—	—		66,420		—	—	—	66,420
Mortgage loan secured by El Conquistador Hilton	—	—		19,740		—	—	—	19,740
Mortgage loan secured by Anchorage Sheraton, Minneapolis Airport Hilton, San Diego Sheraton and Walnut Creek Embassy Suites	—	—		203,400		—	—	—	203,400
Secured credit facility	—	250,000	*	—		—	—	—	250,000
Mortgage loan secured by 10 hotel properties, Wachovia Floater 7	—	—		—		167,202	—	—	167,202
Mortgage loan secured by JW Marriott San Francisco	—	55,000	*	—		—	—	—	55,000
Mortgage loan secured by La Jolla Hilton and Capital Hilton	—	—		119,250	*	—	—	—	119,250
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—		—		—	—	110,899	110,899
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—		—		—	—	100,576	100,576
Mortgage loan secured by 25 hotel properties, Merrill Lynch Pool 1	—	—		—		—	—	160,490	160,490
Mortgage loan secured by Westin O’Hare	—	—		—		—	—	101,000	101,000
Mortgage loan secured by 25 hotel properties, Merrill Lynch Pool 2, 3 and 7	—	—		—		—	—	294,625	294,625
Mortgage loan secured by Arlington Marriott	—	—		—		—	—	47,412	47,412
Mortgage loan secured by 28 hotel properties, Wachovia Floaters 1 to 6	—	—		—		—	—	893,465	893,465
Mortgage loan secured by Philly Courtyard, Wachovia Stand-Alone	—	—		—		—	—	35,000	35,000
TIF loan secured by Philly Courtyard	—	—		—		—	—	6,927	6,927
Mortgage loan secured by Houston Hampton Inn	—	—		—		—	—	5,620	5,620

	29,396	380,000		413,881		167,202	—	1,756,014	2,746,493
Mark-to-Market premium								1,378	1,378
Debt attributable to joint venture partners	—	—		40,645		—	—	1,848	42,493

Total	$29,396	$380,000		$454,526		$167,202	$—	$1,759,240	$2,790,364

NOTE:	These maturities assume no event of default would occur.

*	Extensions available but certain coverage tests have to be met.

ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2008	2007	% Variance	2008	2007	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$215,574	$229,596	-6.11%	$873,477	$884,500	-1.25%
RevPAR	$89.65	$98.28	-8.78%	$102.03	$104.32	-2.20%
Occupancy	64.92%	69.51%	-4.59%	71.35%	73.92%	-2.57%
ADR	$138.10	$141.38	-2.32%	$142.99	$141.13	1.32%

	Three Months Ended			Year Ended
	December 31,			December 31,
	2008	2007	% Variance	2008	2007	% Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$205,059	$214,915	-4.59%	$818,090	$821,567	-0.42%
RevPAR	$91.02	$98.34	-7.44%	$102.58	$104.07	-1.43%
Occupancy	65.56%	69.44%	-3.88%	71.84%	73.94%	-2.10%
ADR	$138.84	$141.61	-1.96%	$142.78	$140.74	1.45%
Excluded Hotels Under Renovation:
Sheraton Anchorage, Hampton Inn Jacksonville, Embassy Suites West Palm Beach, Hyatt Regency Coral Gables, Hampton Inn Lawrenceville, Courtyard Ft. Lauderdale Weston, Hilton Rye Town
OTHER NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2008	2007	% Variance	2008	2007	% Variance
REVENUE
Rooms	$215,574	$229,596	-6.1%	$873,477	$884,500	-1.2%
Food and beverage	63,766	70,494	-9.5%	241,256	246,554	-2.1%
Other	13,226	13,645	-3.1%	50,601	54,365	-6.9%

Total hotel revenue	292,566	313,735	-6.7%	1,165,334	1,185,419	-1.7%

EXPENSES
Rooms	49,422	52,473	-5.8%	193,239	196,803	-1.8%
Food and beverage	44,894	48,422	-7.3%	170,837	176,195	-3.0%
Other direct	7,565	7,724	-2.1%	28,974	29,901	-3.1%
Indirect	84,814	85,877	-1.2%	322,868	317,164	1.8%
Management fees, includes base and incentive fees	13,760	16,335	-15.8%	54,556	58,202	-6.3%

Total hotel operating expenses	200,455	210,831	-4.9%	770,474	778,265	-1.0%
Property taxes, insurance, and other	17,042	16,579	2.8%	63,111	62,771	0.5%

HOTEL OPERATING PROFIT (Hotel EBITDA)	75,069	86,325	-13.0%	331,749	344,383	-3.7%
Hotel EBITDA Margin	25.66%	27.51%	-1.85%	28.47%	29.05%	-0.58%

Minority interest in earnings of consolidated joint ventures	1,732	1,567	10.5%	7,999	7,130	12.2%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$73,337	$84,758	-13.5%	$323,750	$337,253	-4.0%

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Year Ended
	December 31,			December 31,
	2008	2007	% Variance	2008	2007	% Variance
REVENUE
Rooms (1)	$205,059	$214,915	-4.6%	$818,090	$821,567	-0.4%
Food and beverage	58,917	63,400	-7.1%	221,279	223,490	-1.0%
Other	12,685	12,847	-1.3%	48,333	51,241	-5.7%

Total hotel revenue	276,661	291,162	-5.0%	1,087,702	1,096,298	-0.8%

EXPENSES
Rooms (1)	46,436	48,725	-4.7%	179,662	181,738	-1.1%
Food and beverage	40,779	43,343	-5.9%	154,305	157,769	-2.2%
Other direct	7,170	7,427	-3.5%	27,710	28,767	-3.7%
Indirect	78,987	79,426	-0.6%	298,988	292,415	2.2%
Management fees, includes base and incentive fees	13,139	15,443	-14.9%	51,530	54,721	-5.8%

Total hotel operating expenses	186,511	194,364	-4.0%	712,195	715,410	-0.4%
Property taxes, insurance, and other	15,912	15,481	2.8%	58,092	57,401	1.2%

HOTEL OPERATING PROFIT (Hotel EBITDA)	74,238	81,317	-8.7%	317,415	323,487	-1.9%
Hotel EBITDA Margin	26.83%	27.93%	-1.10%	29.18%	29.51%	-0.33%

Minority interest in earnings of consolidated joint ventures	1,732	1,567	10.5%	7,999	7,130	12.2%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$72,506	$79,750	-9.1%	$309,416	$316,357	-2.2%

NOTES:

(1)	Excluded hotels under renovation: Sheraton Anchorage, Hampton Inn Jacksonville, Embassy Suites West Palm Beach, Hyatt Regency Coral Gables, Hampton Inn Lawrenceville, Courtyard Ft. Lauderdale Weston, Hilton Rye Town

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro form tables, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Region	Hotels	Rooms	2008	2007	% Change	2008	2007	% Change

Pacific (1)	21	5,205	$99.83	$110.62	-9.8%	$115.52	$117.98	-2.1%
Mountain (2)	8	1,704	$77.17	$94.54	-18.4%	$96.63	$102.09	-5.3%
West North Central (3)	3	690	$73.97	$84.66	-12.6%	$86.48	$89.48	-3.4%
West South Central (4)	10	2,086	$98.66	$99.32	-0.7%	$103.50	$101.20	2.3%
East North Central (5)	10	2,624	$64.87	$76.31	-15.0%	$77.91	$80.82	-3.6%
East South Central (6)	2	236	$70.61	$77.61	-9.0%	$88.22	$85.78	2.8%
Middle Atlantic (7)	9	2,481	$94.50	$106.04	-10.9%	$101.32	$107.15	-5.4%
South Atlantic (8)	38	7,728	$90.71	$96.54	-6.0%	$104.10	$105.72	-1.5%
New England (9)	2	159	$79.25	$85.79	-7.6%	$85.76	$84.39	1.6%

Total Portfolio	103	22,913	$89.65	$98.28	-8.8%	$102.03	$104.32	-2.2%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Year Ended
	Number of	Number of	December 31,			December 31,
Brand	Hotels	Rooms	2008	2007	% Change	2008	2007	% Change

Hilton	34	7,513	$94.09	$102.93	-8.6%	$109.09	$111.64	-2.3%
Hyatt	2	1,014	$63.85	$84.46	-24.4%	$84.45	$90.69	-6.9%
InterContinental	2	420	$123.26	$136.86	-9.9%	$145.12	$148.35	-2.2%
Independent	2	317	$55.87	$42.99	30.0%	$55.66	$63.59	-12.5%
Marriott	57	11,714	$91.74	$99.24	-7.6%	$100.93	$102.35	-1.4%
Starwood	6	1,935	$67.83	$80.75	-16.0%	$88.01	$91.27	-3.6%

Total Portfolio	103	22,913	$89.65	$98.28	-8.8%	$102.03	$104.32	-2.2%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Year Ended
	Number of	Number of	December 31,					December 31,
Region	Hotels	Rooms	2008	% Total	2007	% Total	% Change	2008	% Total	2007	% Total	% Change

Pacific (1)	21	5,205	$20,688	27.5%	$23,021	26.7%	-10.1%	$91,489	27.6%	$92,766	26.9%	-1.4%
Mountain (2)	8	1,704	3,652	4.9%	6,195	7.2%	-41.0%	22,238	6.7%	25,780	7.5%	-13.7%
West North Central (3)	3	690	1,995	2.7%	2,371	2.7%	-15.9%	9,498	2.9%	9,866	2.9%	-3.7%
West South Central (4)	10	2,086	8,372	11.1%	8,202	9.5%	2.1%	31,633	9.5%	30,873	9.0%	2.5%
East North Central (5)	10	2,624	4,103	5.5%	6,185	7.2%	-33.7%	26,581	8.0%	26,723	7.7%	-0.5%
East South Central (6)	2	236	552	0.7%	510	0.6%	8.2%	3,154	1.0%	2,976	0.9%	6.0%
Middle Atlantic (7)	9	2,481	8,562	11.4%	10,568	12.2%	-19.0%	31,467	9.5%	36,062	10.5%	-12.7%
South Atlantic (8)	38	7,728	26,705	35.6%	28,836	33.4%	-7.4%	113,894	34.3%	117,698	34.2%	-3.2%
New England (9)	2	159	440	0.6%	437	0.5%	0.7%	1,795	0.5%	1,639	0.4%	9.5%

Total Portfolio	103	22,913	$75,069	100.0%	$86,325	100.0%	-13.0%	$331,749	100.0%	$344,383	100.0%	-3.7%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
96 HOTELS NOT UNDER RENOVATION AND INCLUDED IN CONTINUING OPERATIONS AT DECEMBER 31, 2008 AS IF SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

4th Quarter 2008	26.83%
4th Quarter 2007	27.93%

Variance	-1.10%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.05%
Food & Beverage and Other Departmental	0.11%
Administrative & General	-0.37%
Sales & Marketing	-0.74%
Hospitality	0.00%
Repair & Maintenance	-0.21%
Energy	-0.24%
Franchise Fee	-0.08%
Management Fee	0.06%
Incentive Management Fee	0.49%
Insurance	0.19%
Property Taxes	-0.63%
Leases/Other	0.37%

Total	-1.10%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 103 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF DECEMBER 31, 2008:

	2008	2008	2008	2008
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM

Total Hotel Revenue	$292,566	$278,523	$307,691	$286,555	$1,165,335
Hotel EBITDA	$75,069	$75,373	$97,530	$83,777	$331,749
Hotel EBITDA Margin	25.7%	27.1%	31.7%	29.2%	28.5%

EBITDA % of Total TTM	22.6%	22.7%	29.4%	25.3%	100.0%

JV Interests in EBITDA	$1,732	$1,644	$2,868	$1,754	$7,998

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro-forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
103 Core Hotels

		2008
		Actual	Actual	Actual	Actual
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

JW Marriott San Francisco	338	x
Sheraton San Diego Mission Valley	260	x
Hilton Minneapolis Airport	300	x
Courtyard Basking Ridge	235	x
TownePlace Suites Manhattan Beach	144	x
Embassy Suites Walnut Creek	249	x
Marriott at Research Triangle Park	225	x	x
Marriott Crystal Gateway	697	x	x
One Ocean	193	x	x
Courtyard San Francisco Downtown	405	x	x
Embassy Suites Santa Clara — Silicon Valley	257	x	x
Sheraton Anchorage	370	x	x		x
Embassy Suites Philadelphia Airport	263	x	x	x
Hampton Inn Houston Galleria	150		x	x
Hilton Tucson El Conquistador Golf Resort	428			x
Hampton Inn Jacksonville	118			x	x
Embassy Suites West Palm Beach	160			x	x
Hyatt Regency Coral Gables	242			x	x
Hampton Inn Lawrenceville	86				x
Courtyard Ft. Lauderdale Weston	174				x
Hilton Rye Town	446				x
Hilton Nassau Bay — Clear Lake	243
Marriott Legacy Center	404
Embassy Suites Portland — Downtown	276
Capital Hilton	408
Residence Inn Orlando Sea World	350
Marriott Bridgewater	347
NOTE: Only hotels which have had or are expected to have significant capital expenditures during 2008 or 2009 are included in this table.